EATON VANCE GOVERNMENT OBLIGATIONS FUND EATON VANCE LOW DURATION FUND

Supplement to Prospectus dated March 1, 2008

The following replaces "Forward Commitment or When-Issued Securities" under "Investment Objectives & Principal Policies and Risks":

“Forward Commitment” or “When-Issued” Securities. Each Portfolio may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterpart may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Government Obligations Portfolio and Investment Portfolio may each enter into forward commitments to purchase generic U.S. government agency MBS (“Generic MBS”), with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. Government Obligations Portfolio and Investment Portfolio may each enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the Portfolio’s MBS holdings.

October 21, 2008	GOLDPS